UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2022

ENNIS, INC.

(Exact name of Registrant as Specified in Its Charter)

Texas	1-5807	75-0256410
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2441 Presidential Pkwy.
Midlothian, Texas		76065
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 972 775-9801

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $2.50 per share	EBF	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On September 22, 2022, Ennis, Inc. issued a press release announcing that Mr. Wade Brewer has been appointed to the position of Chief Operating Officer and Mr. Terry Pennington has been appointed as Chief Revenue Officer. Mr. Brewer and Mr. Pennington will continue reporting to Keith Walters, Chairman, President and CEO of Ennis.

Mr. Brewer brings a total of 38 years of print industry experience to the Chief Operating Officer position. He has served as Ennis' Director of Manufacturing since 2021 and before that, held the title of Business Unit Director for nine years, helping manage all of the company's 50+ production facilities. Mr. Brewer started his printing career in 1984 at Transkirt as a Senior Product Manager and played an integral part in developing their pressure seal products. Mr. Brewer has also previously held management positions at Ward Kraft, Cenveo, and PrintXcel. During his time with Cenveo, he held the title of Director of Manufacturing and Vice President of Operation – Documents division, where he oversaw 11 different plants, all of which are a part of Ennis today.

Mr. Pennington served in various senior and executive management roles in the printing sector for 26 years before joining Ennis, Inc. in 2006. Mr. Pennington was initially responsible for 15 Ennis printing facilities until 2010 when he assumed Vice President of Sales. As V.P. of Sales, he was responsible for managing the company’s Regional Sales Managers and supporting the sales efforts of Ennis' 35,000 independent distributors. Mr. Pennington is a part of the acquisition team that has helped the company diversify the company’s product offerings including envelope manufacturing over 10 years ago. He has played a role in expanding the company’s sales of labels, tags, and commercial print during his tenure by acquisition or new product offerings.

A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Ennis, Inc. press release dated September 22, 2022 announcing the appointment of Chief Operating Officer and Chief Revenue Officer (furnished pursuant to Item 5.02 of Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ennis, Inc.

Date:	September 22, 2022	By:	/s/ Dan Gus
Dan Gus General Counsel and Secretary